SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): February
4, 1997



           AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)



Indiana                   1-6155                 35-0416090
(State or Other      (Commission File         (IRS Employer
Jurisdiction of           Number)            Identification
Incorporation)                                         No.)


  601 N.W. Second Street, Evansville, IN        47708
  (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:   (812)
424-8031

Item 5.    Other Events.

 On February 4, 1997, American General Finance Corporation
(the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the year ended
December 31, 1996.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibit is filed as part of this Report:

      Exhibit
      Number              Description

       99       Earnings Release issued by American General
                Finance Corporation on February 4, 1997
                regarding certain of its unaudited
                financial results for the year ended
                December 31, 1996.

                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     AMERICAN GENERAL FINANCE CORPORATION



Dated:   February 5, 1997           By:  /s/ GEORGE W. SCHMIDT
                                    George W. Schmidt
                          Controller and Assistant Secretary

Exhibit
Number

 Description

Earnings Release issued by American
General Finance Corporation on February 4,
1997 regarding certain of its unaudited
financial results for the year ended
December 31, 1996.

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